UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 18, 2010

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Jones Apparel Group, Inc. (the "Company") approved an amendment to the Company's articles of incorporation to change the Company's name to "The Jones Group Inc.", effective October 18, 2010.  A copy of the Articles of Amendment of the Company relating to the change of name, as filed with the Pennsylvania Department of State, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the corporate name change, the Company has moved its corporate web site to a new domain name, www.jonesgroupinc.com, and the Company's CUSIP number has changed to 48020T 101.  The trading symbol for the Company's Common Stock, "JNY", remains the same.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment dated September 24, 2010

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: October 18, 2010

Exhibit Index

Exhibit No.	Description
3.1	Articles of Amendment dated September 24, 2010

4